                                                                     Exhibit 4.4



      NUMBER
       F                                                                SHARES

_________________                   [LOGO]                  ___________________



                            FRIENDLY ICE CREAM CORPORATION
           Incorporated under the Laws of the Commonwealth of Massachusetts


COMMON STOCK                                 SEE REVERSE FOR CERTAIN DEFINITIONS
                                                               CUSIP 358497 10 5

THIS CERTIFIES THAT [Name]




is the owner of [Amount]

              FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK,
                             PAR VALUE $.01 PER SHARE, OF

                            FRIENDLY ICE CREAM CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, on surrender of this certificate properly endorsed.

This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



                                        [SEAL]
Dated:




Treasurer                                                              President

                            FRIENDLY ICE CREAM CORPORATION

    THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS AND SERIES OF STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO
SO REQUESTS A COPY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF, WHICH THE CORPORATION IS AUTHORIZED TO ISSUE, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR
RIGHTS. ANY SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

                           ---------------------------------

    KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE COMPANY WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  -   as tenants in common                UNIF GIFT MIN ACT ________ Custodian_______
TEN ENT  -   as tenants by the entireties                           (Cust)           (Minor)
JT TEN   -   as joint tenants with right                          under Uniform Gifts to Minors
             of survivorship and not as                                        Act_____________
             tenants in common                                                       (State)


        Additional abbreviations may also be used though not in the above list.

    For value received, ____________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

===========================

===========================


--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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___________ shares of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint _____________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated  __________________

                                  ---------------------------------------------
                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER
Signature(s) Guaranteed:


--------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.